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                                                                    EXHIBIT 23.1





                         CONSENT OF INDEPENDENT AUDITORS






To The Board of Directors and Shareholders
BTG, Inc.:

         We consent to the incorporation by reference in the Registration Statement (No. 33-97302) on Form S-8 of BTG, Inc. and Subsidiaries of our report dated May 21, 2001, appearing in this Annual Report on Form 10-K of BTG, Inc. and Subsidiaries for the years ended March 31, 2001 and March 31, 2000.






/s/ Deloitte & Touche LLP


McLean, Virginia
June 22, 2001




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